                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report:  March 13, 1998


                        Computer Transceiver Systems, Inc.
                 (Exact name of Registrant as specified in charter)


     New York                         0-3825                  22-1842747
  (State or other             (Commission File No.)          (IRS Employer
  jurisdiction of                                       Identification Number)
  incorporation)

       23 Carol Street, Clifton, NJ                              07014
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (973) 473-4700

Item 4.	Changes in Registrant's Certifying Accountant

(a)	On March 3, 1998 the Registrant and Arthur Andersen, LLP
("AA") mutually agreed to cease the client auditor relationship such action was approved by the Registrant's Board of Directors. Arthur Andersen's report upon Registrant financial statements for its fiscal years ended July 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During Registrant's fiscal years ended July 31, 1997 and 1996 and the interim period from August 1, 1997 to March 3, 1998 (the "Interim Period"):
(i) there were no disagreements (of the nature contemplated by Item 304 (a) (1)
(iv) of Regulation S-K ("Disagreements) between Registrant and AA; and (ii) there were no reportable events of the nature contemplated by Item 304 (a)
(1) (v) (A) - (D) of Regulation S-K.

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

		(16)	Letter from Arthur Andersen LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      COMPUTER TRANSCEIVER SYSTEMS, INC.
                                      Registrant

                                      By: s/Tully
                                          Thomas J. Tully
                                          President

March 13, 1998